Exhibit 2

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints Louis M. Brown, Robert Falconi, Frederick F. Simmons and Everett F. Casey, and each of them, jointly and severally, as the undersigned’s true and lawful attorney-in-fact to:

(1)    execute for and on behalf of the undersigned, whether personally or in the undersigned’s capacity as an officer, director and/or stockholder of Precision Auto Care, Inc., (the “Company”), any and all forms filed with the Securities and Exchange Commission resulting from the undersigned’s relationship with the Company, including but not limited to Schedule 13D, Schedule 13G, Form 10-K, Form 10-Q, Form 8-K, Form S-3 and Forms 3, 4, and 5 (collectively, the “Forms”) in accordance with Sections 13 and 16(a) of the Securities Exchange Act of 1934 and the rules thereunder;

(2)    do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any of such Forms and timely file such form with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

(3)    take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to each attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power and substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned’s responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer an officer, director or stockholder of the Company or is otherwise no longer required to file the Forms, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 12th day of November, 2002.

/s/  Gonzalo Lacalle/ /s/  Mariano Scola
Signature of Grantor
Falcon Solutions Ltd.

Gonzalo Lacalle/Mariano Scola
Print Name

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints Louis M. Brown, Robert Falconi, Frederick F. Simmons and Everett F. Casey, and each of them, jointly and severally, as the undersigned’s true and lawful attorney-in-fact to:

(1)    execute for and on behalf of the undersigned, whether personally or in the undersigned’s capacity as an officer, director and/or stockholder of Precision Auto Care, Inc., (the “Company”), any and all forms filed with the Securities and Exchange Commission resulting from the undersigned’s relationship with the Company, including but not limited to Schedule 13D, Schedule 13G, Form 10-K, Form 10-Q, Form 8-K, Form S-3 and Forms 3, 4, and 5 (collectively, the “Forms”) in accordance with Sections 13 and 16(a) of the Securities Exchange Act of 1934 and the rules thereunder;

(2)    do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any of such Forms and timely file such form with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

(3)    take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grants to each attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power and substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned’s responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer an officer, director or stockholder of the Company or is otherwise no longer required to file the Forms, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 12th day of November, 2002.

/s/  Mauricio Zambrano Villarreal
Signature of Grantor
Desarrollo Integrado, SA de CV

Mauricio Zambrano Villarreal
Print Name
Managing Director